UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2007

ZEALOUS TRADING GROUP, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-26383 (Commission File Number)	88-0325940 (I.R.S. Employer Identification Number)

3275 West Jones Blvd. #106 Las Vegas, Nevada
 (Address of principal executive offices) (zip code)

(702) 388-8800
 (Registrant's telephone number, including area code)

Copies to:
 Marc Ross, Esq.
61 Broadway, 32nd Floor
New York, New York 10006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

EXPLANATORY NOTE

The $4,275,000 Financing.

As previously reported, on October 19, 2007, Zealous Trading Group, Inc. (fka Atlantic Syndication Network, Inc.) (the “Company”) completed the execution of definitive documents transactions with accredited investors in which it sold $4,275,000 of 5% Senior Secured Convertible Debenture Due October 17, 2008 (the “Debentures”) convertible into 213,750,000 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) with a conversion price of $.02 per share and warrants convertible into 71,250,000 shares of Common Stock at an exercise price of $.03 per shares.

The aggregate amount of warrants convertible into shares of Common Stock was inadvertently miscalculated and as such, the correct amount is 106,875,000.

Item 3.02  Unregistered Sales of Equity Securities.

EXPLANATORY NOTE

As previously reported, the Company issued a $100,000 12% Convertible Promissory Note due October 26, 2007 convertible into 5,000,000 shares of Common Stock with Warrants to purchase 5,000,000 shares of Common Stock at $.025 per share.

The Company has modified the 12% Convertible Promissory Note such that the 12% Convertible Promissory Note may not be converted, and the Warrants may not be exercised, until a majority of the Company’s stockholders approve an amendment (the “Amendment”) to the Articles of Incorporation of the Company to increase the number of authorized shares to 1,500,000,000 shares and the Amendment is filed and accepted by the Secretary of State of the State of Nevada (the “Authorized Share Approval”).

The documents evidencing the change in language in the 12% Convertible Promissory Note and Warrants are hereby being filed as exhibits to this Current Report on Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

10.1  Securities Purchase Agreement, dated as of October 17, 2007, between the Company, and the purchasers identified on the signature pages thereto, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference.

10.2  5 % Senior Secured Convertible Debenture of the Company, Due October 17, 2008, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference..

10.3  Registration Rights Agreement, dated as of October 17, 2007, between the Company and the purchasers identified on the signature pages thereto, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference.

10.4  Security Agreement, dated as of October 17, 2007 among the Company, ASNI II, Inc., a Delaware corporation, Zealous Holdings, Inc., a Delaware corporation  and the holders of the Company’s 5% Senior Secured Convertible Debentures due October 17, 2008, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference.

10.5  Form of Series B Common Stock Warrant of the Company, issued October 17, 2007, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference..

10.6  Guaranty of the Zealous Holdings, Inc., dated October 17, 2007, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference..

10.7  Form of 15% Convertible Promissory Note of the Company, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference..

10.8  Form of Series AA Warrant with an exercise price of $.02 per share, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference..

10.9  Form of Series A Warrant with an exercise price of $.03 per share, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference..

10.10    Form of Private Placement Warrant for 5,000,000 shares of Common Stock at an exercise price of $.025 per share.

10.11    Form of 12% Secured Convertible Note due October 26, 2007 in the Amount of $100,000.

10.12    Form of Security Agreement to $100,000 Note, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference..

99.1  Press Release: Zealous Trading Group, Inc. Closes on Approximately $5 Million of New Financing, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on October 22, 2007 and incorporated herein by reference..

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zealous Trading Group, Inc.

Dated: November 21, 2007	By:	/s/ Milton C. Ault, III
Name: Milton C. Ault, III
Title: Chief Executive Officer

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